NUMBER                                                                    SHARES
 **1**                                                                   ** 1 **
-------                                                                  -------

                        COMMUNITY BANK OF GEORGIA, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA

                         TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH
                          CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE.

THIS CERTIFIES THAT ____________________________________________________________

is the owner of ________________________________________________________________

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK ($1.00 PAR VALUE) OF

                        COMMUNITY BANK OF GEORGIA, INC.

(hereinafter called the "Company"). The shares represented by this certificate are transferable on the books of the Company by said owner or by his, her or its duly authorized attorney, upon the surrender of this Certificate properly endorsed.


     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer and its corporate seal to be hereunto affixed.

Date:  _______________________.
                                     [SEAL]


________________________________                ________________________________
Secretary                                       President

The shares evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act") or section 10-5-9 of the Georgia Securities Act of 1973, as amended (the "Georgia Act") and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the Act, the Georgia Act and any applicable state securities laws or, unless, in the opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with the Act, the Georgia Act and such laws.




For value received, ____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------

--------------------------------------
|                                    |
--------------------------------------



_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________


_____________________________________________________________________________


_____________________________________________________________________________


_________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


________________________________
(DATE)


________________________________________________________________________________
(SIGNATURE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)